Business Combinations (Tables)	12 Months Ended
Dec. 31, 2023
Business Combinations [Abstract]
Schedule of Adjusted Acquisition Date Fair Values of Assets Acquired and Liabilities Assumed By the Company	The following table summarizes the purchase price paid and adjusted acquisition date fair values of assets acquired and liabilities assumed by the Company, including the final results of the analysis performed by the Third-Party Valuation Expert for the intangibles (in thousands):
Purchase price
Common stock	$13,171
Series B convertible preferred	53,959
Contingently issuable warrants	3,920
Purchase price	71,050
Less: cash acquired	(1,144)
Purchase price, net of cash acquired	69,906
Less:
Prepaid expenses	16
Property and equipment at cost	116
Security deposits	98
Non-compete agreement with founder	3,251
Trade names and trademarks	1,009
Developed Technology and licensed patents	12,731
Accounts payable and other current liabilities	(2,888)
Goodwill	$55,573